SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2003

MERCANTILE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-5127	52-0898572
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Hopkins Plaza, P.O. Box 1477, Baltimore, Maryland 21203

(Address of principal executive offices) (Zip Code)

(410) 237-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.	Financial Statements, and Exhibits.

Exhibits

99.1	Press release dated October 21, 2003 announcing Registrant’s third quarter 2003 earnings.

99.2	Transcript of Registrant’s third quarter 2003 earnings release conference call on October 21, 2003.

Item 9.	Regulation FD Disclosure (Provided under Items 9 and 12)

The following information is furnished pursuant to Items 9 and 12 “Disclosure of Results of Operations and Financial Condition.”

On October 21, 2003, the Registrant issued a press release and held a conference call relating to its earnings for the quarter ended September 30, 2003. A copy of the release and a transcript of the conference call are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mercantile Bankshares Corporation (Registrant)

Date: October 21, 2003	By: /s/ Terry L. Troupe
Terry L. Troupe Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 21, 2003 announcing Registrant’s third quarter 2003 earnings.

99.2	Transcript of Registrant’s third quarter 2003 earnings release conference call on October 21, 2003.

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